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                                                             EXHIBIT 10.17
                                        AGREEMENT

          THIS AGREEMENT is executed this 25th day of January, 1996, by and between PORTLAND BREWING COMPANY, an Oregon corporation ("PBC"), and ROBERT EDWARDS ("Seller").

                                    RECITALS:

          A. Seller is doing business at the corner of NW 14th and Flanders Streets in Portland, Oregon under the name Bogart's. For the conduct of such business, Seller leases premises owned by Johnnie Johnson ("Landlord") pursuant to the Lease attached hereto as Exhibit "A" (the "Lease").

          A. In the conduct of its business, Seller uses various items of inventory and personal property, including the kitchen equipment which is described on Exhibit "B" attached hereto ("Kitchen Equipment"). PBC is acquiring the Kitchen Equipment, but none of the other personal property of Seller and none of the inventory of Seller.

          B. Seller desires to convey its interest in the Lease and to convey the Kitchen Equipment to PBC, and PBC desires to acquire the same on the terms set forth herein.

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are acknowledged by each of the parties hereto, it is agreed as follows:

          1.   AGREEMENT OF PURCHASE AND SALE; PURCHASE PRICE.

          1.1 AGREEMENT. Seller hereby agrees to convey to PBC, and PBC hereby agrees to acquire from Seller, on the terms set forth herein, the Kitchen Equipment and the lessee's interest in the Lease.

          1.2 PURCHASE PRICE AND DEPOSIT. The total purchase price for the Kitchen Equipment and the lessee's interest in the Lease is $65,000. As a deposit, to be credited against the purchase price at closing, PBC shall pay to Seller upon mutual execution and delivery of this Agreement, the sum of $1,000.

          1.3 PAYMENT. The purchase price shall be paid by payment of $20,000 in cash at closing (the $1,000 deposit shall be credited against the cash down payment). The balance of the purchase price shall be paid by execution and delivery of a promissory note at closing which requires payment of $45,000, together with interest thereon at the rate of 8 percent per annum, within 90 days of closing.

          1.4 ALLOCATION. The total purchase price of $65,000 shall be allocated $_______ to the purchase of the Kitchen Equipment and $______ as consideration for assignment of the lessee's interest in the Lease.

          1.5 LIABILITIES. PBC is not assuming any of the liabilities of Seller.

          2.   CLOSING AND CONVEYANCE.

          2.1 CLOSING. Closing of this transaction shall be conducted at Transamerica Title Insurance Company at its downtown Portland offices on a date selected by PBC, which date shall be no earlier than April 15, 1996 and no later than April 30, 1996. The costs of the closing, such as the escrow fee, shall be shared equally by the parties. All items of income and expense with respect to the Lease shall be prorated, through escrow, at such closing. Any security deposit maintained by the Landlord under the Lease shall be reimbursed by PBC to Seller at closing.

          2.2  CONVEYANCE.  At closing, Seller shall execute and deliver to PBC
(a) a warranty bill of sale conveying the Kitchen Equipment to PBC, and (b) a warranty assignment of the lessee's interest in the Lease (including an assignment of any security deposit reimbursed by PBC) with the written consent of the Landlord.

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          2.3  TITLE INSURANCE.  If desired, PBC shall have the right to acquire title insurance regarding the lessee's interest in the Lease; if PBC is unable to obtain such title insurance, PBC shall have the right to terminate this transaction and receive a refund of its deposit.

          3. CONDITIONS. The following are conditions to the obligations of PBC hereunder. In the event of a failure of any of the following conditions, PBC shall have the right to terminate this Agreement by written notice given to Seller prior to closing, in which event the deposit shall be returned to PBC.

          3.1 PERFORMANCE. Seller must perform all of its obligations hereunder and the warranties of the Seller hereunder must be accurate.

          3.2 DOCUMENTS. No later than February 15, 1996, Seller and PBC must have agreed upon the exact form of the promissory note, bill of sale, and assignment of leases to be executed at closing. Such documents shall be prepared by PBC, subject to the reasonable review and approval of Seller.

          3.3 INSPECTION. PBC shall have the right to inspect the leased premises and the Kitchen Equipment and for this purpose shall have access to the leased premises; Seller also gives PBC authorization to meet with and to negotiate with the Landlord under the Lease. In the event PBC determines that the Kitchen Equipment, the leased premises, or the Lease are not satisfactory to PBC, in its discretion, PBC shall have the right to terminate this Agreement by written notice.

          3.4 APPROVALS. PBC shall have the right to terminate this Agreement by written notice in the event PBC does not obtain all necessary regulatory approvals in connection with its intended use of the leased premises, including any and all approvals required from the Oregon Liquor Control Commission and/or the Bureau of Alcohol, Tobacco, and Firearms.

          3.5 BOARD APPROVAL. PBC shall have the right to terminate this Agreement in the event its Board of Directors does not approve this transaction and this Agreement.

          3.6 SEARCHES. PBC shall have the right to terminate this Agreement if PBC is not satisfied with the results of UCC searches, a preliminary title report regarding the leased premises, and its negotiations with the Landlord. Specifically, but without limiting the foregoing, PBC intends to obtain an estoppel certificate from the Landlord under the Lease, a lease memorandum for recording, and an amendment to the Lease to restate the Lease, to include the adjoining premises already occupied by PBC, and to render the term and other provisions of the Lease acceptable to PBC. In the event such estoppel certificate, lease memorandum, and Lease amendment are not delivered by Landlord, or in the event any such documents are not in form acceptable to PBC, PBC may terminate this Agreement.

          4. COVENANTS OF SELLER. Seller shall maintain the Kitchen Equipment and leased premises in their current condition and repair, making all necessary repairs and replacements. Seller shall perform all of its obligations under the Lease and shall keep the same free from default. Seller shall pay all creditors (including the Internal Revenue Service and the Oregon Department of Revenue) in full for all debts related to its operations conducted at the leased premises.

          5. REPRESENTATIONS. Seller makes the following warranties and representations to PBC, as of the date of this Agreement and as of closing.

          5.1 KITCHEN EQUIPMENT. Seller owns the Kitchen Equipment and no item of the same is owned by Landlord, a leasing company, or any third party. Title to the Kitchen Equipment is free and clear of all liens and encumbrances whatsoever. The Kitchen Equipment is in good operating condition and repair.

          5.2 LEASE. Attached hereto is a true copy of the Lease; the Lease has not been amended and no right of Seller under the Lease has been waived, except as set forth in writing attached hereto. The Lease is free from default, and no act, event, omission, or condition has occurred or exists which, together with notice and/or the passage of


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time, would constitute a default under the Lease.  Seller is the owner and holder of the entire lessee's interest in the Lease, and such lessee's interest is free and clear of all liens and encumbrances whatsoever. Landlord is the owner of the leased premises and of the lessor's interest in the Lease. The Lease is a valid lease of the leased premises, enforceable according to its terms.

          5.3 NO OTHER CONTRACTS. In the event PBC acquires the lessee's interest in the Lease, there will be no other contracts binding upon PBC in the conduct of its operations at the premises following closing. Neither the execution nor performance of this Agreement by Seller is in conflict with or will be a breach under any contract binding upon Seller for the Kitchen Equipment.

          5.4 NOTICES. Seller has not received notice from any governmental authority of any violation of law or code at the leased premises.

          6. INDEMNIFICATION. Seller shall defend, indemnify, and hold PBC harmless from any claim or cause of action (and all associated costs and attorney fees) arising out of or related to (a) any act, event, omission, or occurrence at the leased premises occurring or existing prior to closing, (b) any breach of this Agreement by Seller, including the breach of any warranty or representation, and/or (c) nonpayment by Seller of any of its creditors.

          7.   MISCELLANEOUS PROVISIONS.

          7.1 DEPOSIT. In the event PBC fails to close this transaction and such failure is a default, then the sole and exclusive remedy of Seller for such default shall be the right of Seller to retain the deposit as liquidated damages. Seller and PBC agree that the exact amount of damages which Seller would suffer from such a default would be difficult or impossible to ascertain and to prove with certainty and that $1,000 is a good faith estimate of such damages. The acceptance of the deposit as liquidated damages is the exclusive remedy of the Seller, and the Seller hereby waives all other remedies.

          7.2 FEES. In the event of litigation with respect to this Agreement, the prevailing party shall be entitled to recover, in addition to all other sums and relief, its reasonable costs and attorney fees incurred at and in preparation for arbitration and any trial, appeal, or review. This provision shall cover all litigation, including claims for rescission and any litigation or other proceedings in Bankruptcy Court.

          7.3 INTERPRETATION. The provisions of this Agreement (including, but not limited to, the representations of Seller, the indemnity obligations of Seller, and the attorney fees provisions) shall survive closing and shall remain fully enforceable thereafter. This Agreement constitutes the entire agreement of the parties with respect to the subject matter of this Agreement and supersedes all prior negotiations and writings. This Agreement may be amended only by a written amendment signed by both Seller and PBC. This Agreement shall be binding upon and shall benefit the parties hereto and their respective successors and assigns.

          IN WITNESS WHEREOF, this Agreement has been executed as of the date and year first above written.

                         PBC:      PORTLAND BREWING COMPANY, an Oregon
                                   corporation

                                   By:   /s/  C.A. Adams
                                         ----------------------------------
                                   Its:   President
                                         ----------------------------------

                         SELLER:

                                        /s/ Robert Edwards
                                         ----------------------------------
                                       Robert Edwards 1/25/96
                                       Doing Business as Bogart's

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                                      Exhibit "A"

     THIS INDENTURE OF LEASE, entered into this 12TH day of AUGUST, 1995, between LEONARD G. JOHNSON, hereinafter called the lessor, and ROBERT W. EDWARDS, hereinafter called the lessee,

     WITNESSETH: In consideration of the covenants herein, the lessor hereby leases unto the lessee those certain premises, as is, situated in the City of PORTLAND, County of MULTNOMAH and State of OREGON, hereinafter called the premises, described as follows:
     406 NW 14TH AVE., PORTLAND, OR
     FRONT PORTION OF BLDG. (APPROX ONE HALF)

     To Have and to Hold the premises commencing with the 12TH day of AUGUST, 1995, and ending at midnight on the 11TH day of AUGUST, 1998, for a rental of $ SEE BELOW for the whole term, which lessee agrees to pay, at 30303 SE LUSTED RD CITY OF GRESHAM, STATE OF OR 97080, at the following times and in the following amounts, to-wit:

     THREE YEAR LEASE; THE MONTHLY RENT WILL BE $2,750 PAYABLE ON THE FIRST DAY OF EACH AND EVERY MONTH. THERE WILL BE A 5% INCREASE IN THE MONTHLY RENT COMMENCING ON THE 12TH DAY OF AUGUST OF EACH NEW YEAR, COMMENCING AUGUST 12TH 1996. THERE WILL BE A $50 LATE CHARGE FOR ANY RENAL PAYMENT RECEIVED MORE THAN 15 DAYS FROM DUE DATE.

     In consideration of the leasing of the premises and of the mutual agreements herein contained, the parties agree as follows:
SIGNED 11-16-95

LESSEE'S ACCEPTANCE OF LEASE (1) The lessee accepts this letting and agrees to pay to the order of the lessor the monthly rentals above stated for the full term of this lease, in advance, at the times and in the manner aforesaid.

USE OF PREMISES     (2a) The lessee shall use the premises during the term of
this lease for the conduct of the following business: BOGART'S JOINT and for no other purpose whatsoever without lessor's written consent.

     (2b) The lessee will not make any unlawful, improper or offensive use of the premises; the lessee will not suffer any strip or waste thereof; the lessee will not permit any objectionable noise or odor to escape or to be emitted from the premises or do anything or permit anything to be done upon or about the premises in any way tending to create a nuisance; the lessee will not sell or permit to be sold any product, substance or service upon or about the premises, excepting such as lessee may be licensed by law to sell and as may be herein expressly permitted. Normal restaurant-pub odor and noises permitted.

     (2c) The lessee will not allow the premises at any time to fall into such a state of repair or disorder as to increase the fire hazard thereon; the lessee will not install any power machinery on the premises except under the supervision and with written consent of the lessor; the lessee will not store gasoline or other highly combustible materials on the premises at any time; the lessee will not use the premises in such a way or for such a purpose that the fire insurance rate on the improvements on the premises is thereby increased or that would prevent the lessor from taking advantage of any rulings of any agency of the state in which the premises are situated, or which would allow the lessor to obtain reduced premium rates for long term fire insurance policies.

     (2d) The lessee shall comply at lessee's own expense with all laws and regulations of any municipal, county, state, federal or other public authority
respecting the use of the premises.   These include, without limitation, all
laws, regulations and ordinances pertaining to air and water quality, Hazardous Materials as herein defined, waste disposal, air emissions, and other environmental matters. As used herein Hazardous Material means any hazardous or toxic substance, material, or waste, including but not limited to those substances, materials, and waste listed in the U.S. Department of Transportation Hazardous Materials Table or by the U.S. Environmental Protection Agency as hazardous substances and amendments thereto, petroleum products, or such other substances, materials, and waste that are or become regulated under any applicable local, state, or federal law. See item (2c) below.

     (2e) The lessee shall regularly occupy and use the premises for the conduct of lessee's business, and shall not abandon or vacate the premises for more than ten days without written approval of lessor. Approval shall not be unreasonably withheld.

     (2f) Tenant shall not cause or permit any Hazardous Material to be brought upon, kept or used in or about the premises by Tenant, its agents, employees, contractors, or invitees without the prior written consent of Landlord, which consent will not be unreasonably withheld so long as Tenant demonstrates to Landlord's reasonable satisfaction that such Hazardous Material is necessary or useful to Tenant's business and will be used, kept, and stored in a manner that will comply at all times with all laws regulating any such Hazardous Material so brought upon or used or kept in or about the premises.

UTILITIES (3) The lessee shall pay for all heat, light, water, power, and other services or utilities used in the premises during the term of this lease.

REPAIRS AND IMPROVEMENTS (4a) The lessor shall not be required to make any repairs, alterations, additions or improvements to or upon the premises during the term of this lease, except only those hereinafter specifically provided for; the lessee hereby agrees to maintain and keep the premises, including all interior and exterior walls and doors, heating, ventilating and cooling systems, interior wiring, plumbing and drain pipes to sewers or septic tank, in good order and repair during the entire term of this lease, at lessee's own cost and expense, and to replace all glass which may be broken or damaged during the term hereof in the windows and doors of the premises with glass of as good or better quality as that now in use; it is further agreed that the lessee will make no alterations, additions or improvements to or upon the premises without the written consent of the lessor first being obtained.

     (4b) The lessor agrees to make all necessary structural repairs to the building, including exterior walls, foundation, roof, gutters and downspouts, and the abutting sidewalks. The lessor reserves and at any and all times shall have the right to repair the building of which the premises are a part, and for that purpose at any time may erect scaffolding and all other necessary structures about and upon the premises and lessor and lessor's representatives, contractors and workers for that purpose may enter in or about the premises with such materials as lessor may deem necessary therefor, and lessee waives any claim to damages, including loss of business resulting therefrom.

LESSOR'S RIGHT OF ENTRY (5) It shall be lawful for the lessor, the lessor's agents and representatives, at any reasonable time to enter into or upon the premises for the purpose of examining into the condition thereof, or for any other lawful purpose.

RIGHT OF ASSIGNMENT (6) The lessee will not assign, transfer, pledge, hypothecate, surrender or dispose of this lease, or any interest herein, sublet, or permit any other person or persons whomsoever to occupy the premises without the written consent of the lessor being first obtained in writing; this lease is personal to lessee; lessee's interests, in whole or in part, cannot be sold, assigned, transferred, seized or taken by operation at law, or under or by virtue of any execution or legal process, attachment or proceedings instituted against the lessee, or under or by virtue of any bankruptcy or insolvency proceedings had in regard to the lessee, or in any other manner, except as above mentioned. Consent will not be unreasonably withheld.

ICE, SNOW, DEBRIS   (8) If the premises are located at street level, then at all times lessee shall keep the sidewalks in front of the premises free and clear of ice, snow, rubbish, debris and obstruction; and if the lessee occupies the entire building, the lessee will not permit rubbish, debris, ice or snow to accumulate on the roof of the building so as to stop up or obstruct gutters or downspouts or cause damage to the roof, and will save harmless and protect the lessor against any injury whether to lessor or to lessor's property or to any other person or property caused by lessee's failure in that regard.

OVERLOADING OF FLOORS    (9) The lessee will not overload the floors of the
premises in such a way as to cause any undue or serious stress or strain upon the building in which the premises are located, or any part thereof, and the lessor shall have the right, at any time, to call upon any competent engineer or architect whom the lessor may choose, to decide whether or not the floors of the premises, or any part thereof, are being overloaded so as to cause any undue or serious stress or strain on the building, or any part thereof, and the decision of the engineer or architect shall be final and binding upon the lessee; and in the event that it is the opinion of the engineer or architect that the stress or strain is such as to endanger or injure the building, or any part thereof, then and in that event the lessee agrees immediately to relieve the stress or strain, either by reinforcing the building or by lightening the load which causes such stress or strain, in a manner satisfactory to the lessor.

ADVERTISING SIGNS   (10) The lessee will not use the outside walls of the
premises, or allow signs or devices of any kind to be attached thereto or suspended therefrom, for advertising or displaying the name or business of the lessee or for any purpose whatsoever without the written consent of the lessor; however, the lessee may make use of the windows of the premises to display lessee's name and business when the workmanship of such signs shall be of good quality and permanent nature; provided further that the lessee may not suspend or place within said windows or paint thereon any banners, signs, sign-boards or other devices in violation of the intent and meaning of this section.

LIABILITY INSURANCE (11) At all times during the term hereof, the lessee will, at the lessee's own expense, keep in effect and deliver to the lessor liability insurance policies in form, and with an insurer, satisfactory to the lessor. Such policies shall insure both the lessor and the lessee against all liability for damage to persons or property in, upon, or about the premises. The amount of such insurance shall be not less than $1,000,000 for injury to one person, not less than $1,000,000 for injuries to all persons arising out of any single incident, and not less than $500,000 for damage to property, or a combined single limit of not less than $500,000 . It shall be the responsibility of lessor to purchase casualty insurance with extended coverage so as to insure any structure on the premises against damage caused by fire or the effects of fire (smoke, heat, means of extinguishment, etc.), or any other means of loss. It shall be the responsibility of the lessee to insure all of the lessee's belongings upon the premises, of whatsoever nature, against the same. With respect to these policies, lessee shall cause the lessor to be named as an additional insured party. Lessee agrees to and shall indemnify and hold lessor harmless against any and all claims and demands arising from the negligence of the lessee, lessee's officers, agents, invitees and /or employees, as well as those arising from lessee's failure to comply the with any covenant of this lease on lessee's part to be performed, and shall at lessee's own expense defend the lessor against any and all suits or actions arising out of such negligence, actual or alleged, and all appeals therefrom and shall satisfy and discharge any judgment which may be awarded against lessor in any such suit or action.

FIXTURES (12) All partitions, plumbing, electrical wiring, additions to or improvements upon the premises, whether installed by the lessor or lessee, shall be and become a part of the building in which the premises are located as soon as installed and the property of the lessor unless otherwise herein provided.

LIGHT AND AIR (13) This lease does not grant any rights of access to light and air over the premises or any adjacent property.

DAMAGE BY CASUALTY, FIRE AND DUTY TO REPAIR       (14) In the event of the
destruction of the improvements in      which the premises are located by fire
or other casualty, either party hereto may terminate this lease as of the date of fire or casualty, provided, however, that in the event of damage to the improvements by fire or other casualty to the extent of 40 per cent or more of the sound value thereof, the lessor may or may not elect to repair the same; written notice of lessor's election shall be given lessee within fifteen days after the occurrence of the damage; if notice is not so given, lessor conclusively shall be deemed to have elected not to repair; in the event lessor elects not to repair, then and in that event this lease shall terminate with the date of the damage; but if the improvements in which the premises are located be but partially destroyed and the damage so occasioned shall not amount to the extent indicated above, or if greater than said extent and lessor elects to repair, as aforesaid, then the lessor shall repair the same with all convenient speed and shall have the right to take possession of and occupy, to the exclusion of the lessee, all or any part thereof in order to make the necessary repairs, and the lessee hereby agrees to vacate upon request, all or any part thereof which the lessor may require for the purpose of making necessary repairs, and for the period of time between the day of such damage and until such repairs have been substantially completed there shall be such an abatement of rent as the nature of the injury or damage and its interference with the occupancy of the premises by the lessee shall warrant; however, if the premises be but slightly injured and the damage so occasioned shall not cause any material interference with the occupation of the premises by lessee, then there shall be no abatement of rent and the lessor shall repair the damage with all convenient speed.

WAIVER OF SUBROGATION RIGHTS (15) Neither the lessor nor the lessee shall be liable to the other for loss arising out of damage to or destruction of the premises, or the building or improvement of which the premises are a part or with which they are connected, or the contents of any thereof, when such loss is caused by any of the perils which are or could be included within or insured against by a standard form of fire insurance with extended coverage, including sprinkler leakage insurance, if any. All such claims for any and all loss, however caused, hereby are waived. Such absence of liability shall exist whether or not the damage or destruction is caused by the negligence of either lessor or lessee or by any of their respective agents, servants or employees.
It is the intention and agreement of the lessor and the lessee that the rentals reserved by this lease have been fixed in contemplation that both parties shall fully provide their own insurance protection at their own expense, and that both parties shall look to their respective insurance carriers for reimbursement of any such loss, and further, that the insurance carriers involved shall not be entitled to subrogation under any circumstances against any party to this lease. Neither the lessor nor the lessee shall have any interest or claim in the other's insurance policy or policies, or the proceeds thereof, unless specifically covered therein as a joint assured.

EMINENT DOMAIN (16) In case of the condemnation or purchase of all or any substantial part of the premises by any public or private corporation with the power of condemnation this lease may be terminated, effective on the date possession is taken, by either party hereto on written notice to the other and in that case the lessee shall not be liable for any rent after the termination date. Lessee shall not be entitled to and hereby expressly waives any right to any part of the condemnation award or purchase price.

FOR SALE AND FOR RENT SIGNS   (17) During the period of 90 days prior to the
date above fixed for the termination of this lease, the lessor herein may post on the premises or in the windows thereof signs of moderate size notifying the public that the premises are "for sale" or "for lease."

DELIVERING UP PREMISES ON TERMINATION        (18) At the expiration of the lease
term or upon any sooner termination thereof, the lessee will quit and deliver up the premises and all future erections or additions to or upon the same, broom-clean, to the lessor or those having lessor's estate in the premises, peaceably, quietly, and in as good order and condition, reasonable use and wear thereof, damage by fire, unavoidable casualty and the elements alone excepted, as the same are now in or hereafter may be put in by the lessor.

ADDITIONAL COVENANTS OR EXCEPTIONS (19) Lessee will replace any and all windows when or in need of replacement. Doors to be maintained by lessee and kept painted.

     (20) All insurance companies will provide lessor a copy of policy showing lessor and lessee as joint coverage protecting both lessee and lessor. Executed copies of such policies of insurance shall be delivered within (10) ten days of execution containing in writing that lessor will be notified 30 days in advance of any changes or cancellation or lapse of policy or reduction in amount of coverage.

     (21) Lessee has the to enter this lease for an additional two years by notifying the lessor 90 days prior to the inauguration of the 3 year lease dating August 12th 1995.

ATTACHMENT BANKRUPT DEFAULT        PROVIDED, ALWAYS, and these presents are upon
these conditions, that (1) if the lessee shall be in arrears in the payment of rent for a period of ten days after written notice that rent is due but unpaid, or (2) if the lessee shall fail or neglect to perform or observe any of the covenants and agreements contained herein on lessee's part to be done, kept, performed and observed and such default shall continue for ten days or more after written notice of such failure or neglect shall be given to lessee, or (3) if the lessee shall be declared bankrupt or insolvent according to law, or (4) if any assignment of lessee's property shall be made for the benefit o creditors, or (5) if on the expiration of this lease lessee fails to surrender possession of the premises, the lessor or those having lessor's estate in the premises, may terminate this lease and, lawfully, at lessor's option immediately or at any time thereafter, without demand or notice, enter into and upon the premises and every part thereof and repossess the same, and expel lessee and those claiming by, through and under lessee and remove lessee's effects at lessee's expense, forcibly if necessary and store the same, all without being deemed guilty of trespass and without prejudice to any remedy which otherwise might be used for arrears of rent or preceding breach of covenant.

     Neither the termination of this lease by forfeiture nor the taking or recovery of possession of the premises shall deprive lessor of any other action, right, or remedy against lessee for possession, rent or damages, nor shall any omission by lessor to enforce any forfeiture, right or remedy to which lessor may be entitled be deemed a waiver by lessor of the right to enforce the performance of all terms and conditions of this lease by lessee.

     In the event of any re-entry by lessor, lessor may lease or relet the premises in whole or in part to any tenant or tenants who may be satisfactory to lessor, for any duration, and for the best rent, terms and conditions as lessor may reasonably obtain. Lessor shall apply the rent received from any such tenant first to the cost of retaking and reletting the premises, including remodeling required to obtain any such tenant, and then to any arrears of rent and future rent payable under this lease and any other damages to which lessor may be entitled hereunder.

     Any property which lessee leaves on the premises after abandonment or expiration of the lease, or for more than ten days after any termination of the lease by landlord, shall be deemed to have been abandoned, and lessor may remove and sell the property at public or private sale as lessor sees fit, without being liable for any prosecution therefor or for damages by reason thereof, and the net proceeds of any such sale shall be applied toward the expenses of landlord and rent as aforesaid, and the balance of such amounts, if any, shall be held for and paid to the lessee.

HOLDING OVER   In the event the lessee for any reason shall hold over after the expiration of this lease, such holding over shall not be deemed to operate as a renewal or extension of this lease, but shall only create a tenancy from month to month which may be terminated at will at any time by the lessor.

ATTORNEY FEES AND COURT COSTS      In case suit or action is instituted to
enforce compliance with any of the terms, covenants or conditions of this lease, or to collect the rental which may become due hereunder, or any portion thereof, the losing party agrees to pay the prevailing party's reasonable attorney fees incurred throughout such proceeding, including at trial, on appeal, and for post-judgment collection. The lessee agrees to pay and discharge all lessor's costs and expenses, including lessor's reasonable attorney's fees that shall arise from enforcing any provision or covenants of this lease even though no suit or action is instituted.

WAIVER    Any waiver by the lessor of any breach of any covenant herein contained to be kept and performed by the lessee shall not be deemed or considered as a continuing waiver, and shall not operate to bar or prevent the lessor from declaring a forfeiture for any succeeding breach, either of the same condition or covenant or otherwise.

NOTICES   Any notice required by the terms of this lease to be given by one party hereto to the other or desired so to be given, shall be sufficient if in writing, contained in a sealed envelope, and sent first class mail, with postage fully prepaid, and if intended for the lessor herein, then if addressed to the lessor at 30303 SE LUSTED ROAD, GRESHAM, OR 97080 and if intended for the lessee, then if addressed to the lessee at 406 NW 14TH, PORTLAND, OR. Any such notice shall be deemed conclusively to have been delivered to the addressee forty-eight hours after the deposit thereof in the U.S. Mail.

HEIRS AND ASSIGNS   All rights, remedies and liabilities herein given to or
imposed upon either of the parties hereto shall extend to, inure to the benefit of and bind, as the circumstances may require, the heirs, successors, personal representatives and so far as this lease is assignable by the terms hereof, to the assigns of such parties.
     In construing this lease, it is understood that the lessor or the lessee may be more than one person; that if the context so requires, the singular pronoun shall be taken to mean and include the plural, and that generally all grammatical changes shall be made, assumed and implied to make the provisions hereof apply equally to corporations and to individuals.

     IN WITNESS WHEREOF, the parties have executed this lease on the day and year first herein above written, any corporation signature being by authority of its Board of Directors.


 /s/ Leonard G. Johnson                  /s/ Robert W. Edwards
- -----------------------------           -------------------------
       Lessor                                  Lessee
     ----------                              ----------

                                      BILL OF SALE
     Robert Edwards, Grantor, hereby grants, bargains, sells, transfers, conveys and delivers to Portland Brewing Company, an Oregon corporation, Grantee, the various items of kitchen equipment described on Exhibit "A" which is attached hereto previously used in the operation of the business of Grantor known as "Bogart's". No inventory or other personal property of Grantor is transferred to Grantee by this Bill of Sale.

     Grantor warrants and covenants to Grantee and its successors and assigns as follows:

     1. Upon execution of this Bill of Sale, Grantor shall deliver the kitchen equipment to Grantee.

     2. Grantor warrants that it owns the kitchen equipment and has good right to convey the same. Grantor further warrants that the kitchen equipment is free of encumbrances and security interests of any kind and that none of the kitchen equipment is leased from a third party. Grantor shall defend title to the kitchen equipment against all persons.

     3. Grantor further warrants that the kitchen equipment is in good operating condition and repair.

     This Bill of Sale is given pursuant to that certain Agreement dated ____________, 1996 regarding the acquisition of the kitchen equipment and related matters, and all representations, covenants and obligations of Grantor set forth in such Agreement are incorporated herein by this reference and shall survive execution and delivery of this Bill of Sale.


     DATED this  12TH  day of  APRIL, 1996.

          Grantor:
             /s/ Robert Edwards
             ------------------------
             Robert Edwards

                                             EXHIBIT "A"
                                             APRIL 1996

Bogart's
406 NW 14th
Portland, OR  97209

Equipment list
- --------------
Gas stove w/ 4 burners & oven
Deep fryer (gas)
Gas grill, approx. 30 x 36
Hood / vent system for stove / grill / fryer, with fire extinguisher system Slicer table
Chopping block table
All sinks cabinets, cupboards, drainboards in kitchen, bar area
All restroom fixtures
Steel, heavy-duty shelving (approx. 24')
Metro shelving (approx. 8')   /s/ R.E.  C.A.A.
Freezer (free standing)  /s/ R.E.  C.A.A.
Ice maker
Walk-in refrigerator / compressors
Back-bar refrigerator unit / compressor
Small refrigerator (free-standing)
Ceiling fans
Misc. cabinets / shelving
Honeywell alarm system
Air conditioner units (4)
Gas heating unit
Emergency lighting units (2)
Reach-in refrigerator w/ 12 inserts

  /s/ Robert Edwards                 /s/ C. A. Adams
- ------------------------------    ------------------------------
     Seller                               Buyer

PROMISSORY NOTE

$45,000.00                                                      APRIL 15, 1996

     FOR VALUE RECEIVED, the undersigned maker (herein "Maker") promises to pay
to Robert Edwards (herein "Holder"), at the address of        3008 SW SUNSET
BLVD PORTLAND, OR  97201        , or at such other place as Holder may
designate, on or before the ninetieth (90th) day after the above date, the principal sum of FORTY-FIVE THOUSAND AND NO/100 DOLLARS ($45,000.00), together with interest thereon as provided herein.

1.   INTEREST AND PAYMENT.

     1.1 INTEREST RATE. The principal balance hereof shall bear interest from and including the date hereof until paid at the rate of eight percent (8%) per annum.

     1.2 PAYMENT. The entire unpaid principal balance hereof, and all accrued interest thereon, shall be entirely due and payable on the ninetieth (90th) day following the date of this Promissory Note. Maker shall have the right to prepay all or any portion of the debt evidenced hereby.

2.   DEFAULT.
     A default shall occur if Maker fails to make any payment under this Promissory Note within fifteen (15) days after notice from Holder that the same is due but unpaid or if Maker fails to perform any other obligation contained in this Promissory Note within fifteen (15) days after notice from Holder specifying the nature of the default.

3.   REMEDIES.
     In the event of a default, Holder may take any one or more of the following steps:

     3.1 ACCELERATION. Declare the entire unpaid principal balance of the debt evidenced hereby, and all interest, to be immediately due and payable.

     3.2 OTHER REMEDIES. Pursue any other right or remedy provided herein or otherwise allowed by law.

4.   ATTORNEY FEES.
     In the event litigation is commenced by a party hereto to enforce or to interpret any provision of this Promissory Note, or to collect any amount due hereunder, the prevailing party in such litigation shall be entitled to receive, in addition to all other sums and relief, its reasonable costs and attorney fees incurred both at and in preparation for trial and any appeal or review, such amount to be set by the court(s) before which the matter is heard.

5.   INTERPRETATION.
     This Promissory Note shall be construed and enforced in accordance with the laws of the State of Oregon. This Promissory Note may not be amended, modified, or changed, nor shall any provision hereof be deemed waived, except only by an instrument in writing signed by the party against whom enforcement of any such waiver, amendment, change, or modification is sought. This Promissory Note shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6.   AGREEMENT.
     This Promissory Note is given pursuant to an Agreement dated    1/25/96  ,
1996. Maker shall have the right to offset against this Promissory Note any amounts owed to Maker under such Agreement.

     IN WITNESS WHEREOF, this Promissory Note has been executed as of the date and year first above written.

                              PORTLAND BREWING COMPANY, an Oregon corporation

                              By:   /s/ C.A. Adams
                                  ---------------------------------
                              Its:   President
                                  ---------------------------------

                                    LEASE TERMINATION

     The undersigned is the Lessee under Lease dated August 12, 1995 for the premises known as 406 NW 14th Avenue, Portland, Oregon. The undersigned is selling certain kitchen equipment at this location to Portland Brewing Company and has also agreed to transfer lease rights to Portland Brewing Company. As Portland Brewing Company is now entering into a new Lease for the 406 NW 14th Avenue premises and also for the balance of the building which contains these premises, the undersigned hereby acknowledges the new leasing arrangement and hereby agrees that the new leasing arrangement between Portland Brewing Company and Leonard Johnson supersedes the August 12, 1995 Lease and that the August 12 1995 Lease is terminated upon execution of the new Lease between Portland Brewing Company and Leonard Johnson.

Date:    APRIL 12, 1996                   /s/ Robert W. Edwards
                                          ---------------------------
                                          Robert W. Edwards